FORM 8-K SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 12, 2002
TELEPHONE AND DATA SYSTEMS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900
Not Applicable (Former name or former address, if changed since last report)

Item 5. Other Events.

            Telephone and Data Systems, Inc. announced that it has recognized an investment loss on its marketable equity securities.

            This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by Telephone and Data Systems, Inc. on June 12, 2002 relating to such announcement as an exhibit.

Item 7. Financial Statements and Exhibits.

            Exhibits

          The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: June 12, 2002

By:	/s/ D. Michael Jack D. Michael Jack Vice President and Corporate Controller (Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Telephone and Data Systems, Inc.´s News Release, dated June 12, 2002, announcing that it has recognized an investment loss on its marketable equity securities.

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